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                                                                    EXHIBIT 31.1

                                  CERTIFICATION
           Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, J. Patrick Tinley, certify that:

1. I have reviewed this amendment to the annual report on Form 10-K/A of Ross Systems, Inc.

2. Based on my knowledge, this amendment does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this amendment.


Date: October 30, 2003
                                                /s/ J. Patrick Tinley
                                                -------------------------------
                                                J. Patrick Tinley
                                                Chairman and Chief Executive
                                                Officer